Exhibit 10.45
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                   AMENDMENT NO. 2 TO THE SECURITIES PURCHASE
                  AGREEMENT TRANSACTION DOCUMENTS BETWEEN RAMP
              CORPORATION, DKR SOUNDSHORE OASIS HOLDING FUND LTD.,
             HARBORVIEW MASTER FUND LP AND PLATINUM PARTNERS VALUE
               ARBITRAGE FUND FOR THE PURCHASE OF THE CONVERTIBLE
            DEBENTURES, DUE DECEMBER 1, 2005, COMMON STOCK PURCHASE
                   WARRANTS AND ADDITIONAL INVESTMENT RIGHTS

         This Amendment No. 2 ("Amendment"), dated as of April 12, 2005, is made to that certain Securities Purchase Agreement (as amended, the "Purchase Agreement") dated as of March 31, 2005 among Ramp Corporation (the "Company"), DKR Soundshore Oasis Holding Fund Ltd. ("DKR"), Harborview Master Fund LP ("Harborview") and Platinum Partners Value Arbitrage Fund ("Platinum", and collectively, DKR, Harborview and Platinum shall be referred to herein as, a "Purchaser" and collectively as, the "Purchasers"), as amended by that certain Amendment No. 1 to the Purchase Agreement, dated as of March 31, 2005 for the purchase of the 8% Convertible Debentures, due December 1, 2005 issued to the Purchasers (the "Debentures"), the Common Stock Purchase Warrants issued to the Purchasers (the "Warrants") and Additional Investment Rights (the "AIR") granted to the Purchasers. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Waivers and Consents. The Company agrees to use best efforts to cause the meeting for Shareholder Approval to be obtained and deemed effective on or before Monday, May 2, 2005.

     2. Disposition of Liquidated Damages. The Company shall file the Registration Statement by, and liquidated damages that otherwise accrue to the Purchasers after April 1, 2005 shall be tolled until Wednesday, April 13, 2005. If the Company fails to file the Registration Statement on or before Wednesday, April 13, 2005, each Purchaser shall have the right, severally and not jointly with the other Purchasers, within 5 Trading Days of written notice to the Company and without prejudice to any of such Purchasers other rights and the Company's obligations under the Transaction Documents, not to purchase the Securities otherwise required to be purchased by such Purchaser on the Second Closing Date.

     3. Filing of Form 8-K. Within 3 Trading Days of the date hereof, the Company shall file a Current Report on Form 8-K disclosing the material terms of this Amendment and attaching this Amendment as an exhibit thereto.

     4. Effect on Purchase Agreement. Except as expressly set forth above, all of the terms and conditions of the Purchase Agreement, the Debentures, the Warrants and the AIR shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein.



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5.       Definitions.  Capitalized  terms not otherwise  defined herein have the meanings given to such terms in the Purchase Agreement, the Debentures, the Warrants and the AIR.

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         Executed  as of  April  12,  2005 by the  undersigned  duly  authorized representatives of the Company and Purchasers:

RAMP CORPORATION                          DKR SOUNDSHORE OASIS HOLDING FUND LTD.

By: ____________________________          By: ____________________________
      Name:                                     Name:
      Title:                                    Title:


HARBORVIEW MASTER FUND LP                 PLATINUM PARTNERS VALUE ARBITRAGE FUND

By: ____________________________          By: ____________________________
      Name:                                     Name:
      Title:                                    Title:





















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